EXHIBIT 4C

                         [FACE OF SPECIMEN CERTIFICATE]


7% CUMULATIVE REDEEMABLE                                7% CUMULATIVE REDEEMABLE
PREFERRED STOCK, SERIES B                              PREFERRED STOCK, SERIES B

        NUMBER                                                     SHARES
PB

                             NationsBank Corporation
                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
                                                   CUSIP 06605F 20 1


           INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA




THIS CERTIFIES THAT









IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE STATED VALUE OF ONE HUNDRED DOLLARS EACH OF THE 7% CUMULATIVE REDEEMABLE PREFERRED STOCK, SERIES B OF

NationsBank Corporation transferable only on the Books of the Corporation in conformity with the Bylaws in person or by Attorney on the surrender of this certificate. This certificate is not valid until countersigned by the Transfer Agent.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:               NAME CHANGED TO BANKAMERICA CORPORATION
                   STATE OF INCORPORATION CHANGED TO DELAWARE





    SECRETARY                                            CHIEF EXECUTIVE OFFICER
                                [CORPORATE SEAL]



                                         COUNTERSIGNED:
                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                                  TRANSFER AGENT

                                        BY


                                                            AUTHORIZED SIGNATURE

                        [REVERSE OF SPECIMEN CERTIFICATE]
                             NationsBank Corporation

        NATIONSBANK CORPORATION'S AUTHORIZED CAPITAL STOCK INCLUDES COMMON STOCK AND ADDITIONAL SERIES OF PREFERRED STOCK WHICH, WHEN ISSUED, MAY HAVE CERTAIN PREFERENCES OR SPECIAL RIGHTS IN THE PAYMENT OF DIVIDENDS, IN VOTING, UPON LIQUIDATION, OR OTHERWISE. THE CORPORATION WILL, UPON REQUEST, FURNISH TO ANY SHAREHOLDER WITHOUT CHARGE INFORMATION IN WRITING AS TO EACH CLASS OR SERIES OF SUCH COMMON AND PREFERRED STOCK AUTHORIZED AND OUTSTANDING AND A COPY OF THE PORTIONS OF THE RESTATED ARTICLES OF INCORPORATION OR RESOLUTIONS CONTAINING THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ALL SHARES AND ANY CLASS OR SERIES THEREOF. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.

                             -----------------------

        KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

                             -----------------------

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -as tenants in common                     UNIF GIFT MIN ACT-______CUSTODIAN________
                                                                            (Cust)         (Minor)
        TEN ENT - as tenants by the entireties                   under Uniform Gifts to Minors
        JT TEN - as joint tenants, with right of                 Act________________________
                 survivorship and not as tenants                            (State)
                 in common

     Additional abbreviations may also be used though not in the above list.

        For value received, ____________________________ hereby sell, assign and transfer unto

               PLEASE INSERT SOCIAL SECURITY
               OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

______________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________

Signature __________________________________________
               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: _______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED
                         BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                         STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
                         CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
                         SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                         S.E.C. RULE 17Ad-15.